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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

               The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13G, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: May 17, 2001                   BANCAMERICA CAPITAL INVESTORS
                                     SBIC I, L.P.

                                     By:  BancAmerica Capital Management
                                          SBIC I, LLC, its general partner

                                     By:  BancAmerica Capital Management I,
                                          L.P., its sole member

                                     By:  BACM I GP, LLC, its general partner


                                     By:  /s/ J. Travis Hain
                                          --------------------------------
                                          Name:  J. Travis Hain
                                          Title:  Managing Director


Date: May 17, 2001                   BANCAMERICA CAPITAL MANAGEMENT SBIC I, LLC

                                     By:  BancAmerica Capital Management I,
                                          L.P., its sole member

                                     By:  BACM I GP, LLC, its general partner


                                     By:  /s/ J. Travis Hain
                                          -------------------------------
                                          Name:  J. Travis Hain
                                          Title:  Managing Director

Date: May 17, 2001                   BANCAMERICA CAPITAL MANAGEMENT I, L.P.

                                     By:  BACM I GP, LLC, its general partner


                                     By:  /s/ J. Travis Hain
                                          -------------------------------
                                          Name:  J. Travis Hain
                                          Title:  Managing Director
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Date: May 17, 2001                   BACM I GP, LLC


                                     By:  /s/ J. Travis Hain
                                          --------------------------------
                                          Name:  J. Travis Hain
                                          Title:  Managing Director


Date: May 17, 2001                   /s/ Walter W. Walker, Jr.
                                     -------------------------------------
                                         Walter W. Walker, Jr.


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